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                                                                   EXHIBIT 10.40

SECURITY AGREEMENT                                             [LOGO OF PNCBANK]

          THIS SECURITY AGREEMENT (this "AGREEMENT"), dated as of this 3rd day of July, 2002, is made by SANCHEZ COMPUTER ASSOCIATES, INC. SANCHEZ SOFTWARE LTD., SANCHEZ COMPUTER ASSOCIATES INTERNATIONAL, INC., SANCHEZ DATA SYSTEMS, INC. and ePROFILE HOLDINGS, INC. (individually and collectively, the "GRANTOR"), in favor of PNC BANK, NATIONAL ASSOCIATION (the "BANK"), with an address at 1600 Market Street, Philadelphia, Pennsylvania 19103.

          Under the terms hereof, the Bank desires to obtain and the Grantor desires to grant the Bank security for all of the Obligations (as hereinafter defined).

          NOW, THEREFORE, the Grantor and the Bank, intending to be legally bound, hereby agree as follows:

1.   DEFINITIONS.

          (a) "COLLATERAL" shall mean all of the following of the Grantor, all whether now owned or hereafter acquired or arising, but excluding the Excluded Assets (hereinafter defined): (i) accounts (including health-care-insurance receivables and credit card receivables); (ii) securities entitlements, securities accounts, commodity accounts, commodity contracts and investment property; (iii) deposit accounts; (iv) instruments (including promissory notes);
(v) documents (including warehouse receipts); (vi) chattel paper (including electronic chattel paper and tangible chattel paper); (vii) inventory located in the United States, including raw materials, work in process, or materials used or consumed in Grantor's business, items held for sale or lease or furnished or to be furnished under contracts of service, sale or lease, goods that are returned, reclaimed or repossessed; (viii) goods of every nature located in the United States, including stock-in-trade, goods on consignment, standing timber that is to be cut and removed under a conveyance or contract for sale, the unborn young of animals, crops grown, growing, or to be grown, manufactured homes, computer programs embedded in such goods and farm products; (ix) equipment located in the United States, including machinery, vehicles and furniture; (x) fixtures located in the United States; (xi) agricultural liens on goods located in the United States; (xii) as-extracted collateral located in the United States; (xiii) commercial tort claims, if any, described on Exhibit "A" hereto; (xiv) letter of credit rights; (xv) general intangibles of every kind and description other than those intangible assets that are Excluded Assets, including payment intangibles, chooses in action, claims (including claims for indemnification or breach of warranty), books, records, goodwill, contracts, licenses, license agreements, tax and any other types of refunds, returned and

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unearned insurance premiums, rights and claims under insurance policies; (xvi)
all supporting obligations of all of the foregoing property; (xvii) all property of the Grantor located in the United States now or hereafter in the Bank's possession or in transit to or from, or under the custody or control of, the Bank or any affiliate thereof; (xviii) all cash and cash equivalents thereof; and (xix) all cash and noncash proceeds (including insurance proceeds) of all of the foregoing property, all products thereof and all additions and accessions thereto, substitutions therefor and replacements thereof.

          (b) "EXCLUDED ASSETS" means present and future software programs which are copyrighted or copyrightable under the Federal Copyright Law, (i) software, computer information, source codes, object codes, records and data, all existing and future customer lists, patents and patent applications, copyrights, trademarks, tradenames, tradestyles, trademark applications, blueprints, drawings, designs and plans, trade secrets and formulae and any personal property subject to a purchase money lien that is a Permitted Lien the terms of which prohibit further liens or encumbrances, but not including (i.e. the following WILL constitute Collateral) licenses of, and contracts for services in the performance of which Grantor makes use of, such software, source codes and any of the other aforesaid excluded assets, and (ii) all proceeds, including accounts receivable, from the sale or other disposition, including licensing, thereof.

                (c) "OBLIGATIONS" shall include all loans, advances, debts, liabilities, obligations, covenants and duties owing by the Grantor to the Bank of any kind or nature, present or future (including any interest accruing thereon after maturity, or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to the Grantor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect (including those acquired by assignment or participation), absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, under (i) the letter agreement between Grantor and Bank dated the date hereof and Committed Line of Credit Note dated the date hereof in the principal amount of $20 million (collectively, the "Loan Documents") and any amendments, extensions, renewals and increases of or to any of the foregoing, and/or (ii) by reason of any foreign currency transaction, forward, option or other similar transaction providing for the purchase of one currency in exchange for the sale of another currency, or in any other manner; and all costs and expenses of the Bank incurred in the modification, enforcement, collection and otherwise in connection with any of the foregoing, including reasonable attorneys' fees and expenses.

                (d) "UCC" means the Uniform Commercial Code, as adopted and enacted and as in effect from time to time in the State whose law governs pursuant to the Section of this Agreement entitled "Governing Law and Jurisdiction." Terms used herein which are defined in the UCC and not otherwise defined herein shall have the respective meanings ascribed to such terms in the

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UCC. To the extent the definition of any category or type of collateral is modified by any amendment, modification or revision to the UCC, such modified definition will apply automatically as of the date of such amendment, modification or revision.

2. GRANT OF SECURITY INTEREST. To secure the Obligations, the Grantor, as debtor, hereby assigns and grants to the Bank, as secured party, a continuing lien on and security interest in the Collateral.

3. CHANGE IN NAME OR LOCATIONS. The Grantor hereby agrees that if the location of the Collateral changes from the locations listed on Exhibit "A" hereto and made a part hereof, or if the Grantor changes its name, its type of organization, its state of organization (if Grantor is a registered organization), its principal residence (if Grantor is an individual), its chief executive office (if Grantor is a general partnership or non-registered organization) or establishes a name in which it may do business that is not listed as a tradename on Exhibit "A" hereto, the Grantor will immediately notify the Bank in writing of the additions or changes.

4. REPRESENTATIONS AND WARRANTIES. The Grantor represents, warrants and covenants to the Bank that: (a) all information, including its type of organization, jurisdiction of organization, chief executive office, and (for individuals only) principal residence are as set forth on Exhibit "A" hereto and are true and correct on the date hereof; (b) the Grantor has good, marketable and indefeasible title to the Collateral which it owns, has not made any prior sale, pledge, encumbrance, assignment or other disposition of any of the Collateral except for Permitted Liens (as defined in the Loan Documents) and except in the ordinary course of business, and the Collateral is free from all encumbrances and rights of setoff of any kind except the lien in favor of the Bank created by this Agreement and except for Permitted Liens; (c) except as herein provided or as provided in the Loan Documents, the Grantor will not hereafter without the Bank's prior written consent sell, pledge, encumber, assign or otherwise dispose of any of the Collateral or permit any right of setoff, lien or security interest to exist thereon except to the Bank; (d) the Grantor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein; (e) each account and general intangible, if included in the definition of Collateral, is genuine and enforceable in accordance with its terms except in the ordinary course of business and the Grantor will defend the same against all claims, demands, setoffs and counterclaims at any time asserted except in the ordinary course of business; and (f) at the time any account or general intangible becomes subject to this Agreement, such account or general intangible will be a valid account except in the ordinary course of business representing a bona fide sale of goods or services by the Grantor and such goods will have been shipped to the respective account debtors or the services will have been performed for the respective account debtors, and no such account or general intangible will be subject to any claim for credit, allowance or

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adjustment by any account debtor or any setoff, defense or counterclaim except in the ordinary course of business.

5.   GRANTOR'S COVENANTS. The Grantor covenants that it shall:

          (a) from time to time and at all reasonable times allow the Bank, by or through any of its officers, agents, attorneys, or accountants, to examine or inspect the Collateral, and obtain valuations and audits of the Collateral, at the Bank's (or, during the continuance of an Event of Default, at Grantor's) expense. The Grantor shall do, obtain, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as the Bank may reasonably require to vest in and assure to the Bank its rights hereunder and in or to the Collateral, and the proceeds thereof, including waivers from landlords, warehousemen and mortgagees. The Grantor agrees that upon the occurrence of an Event of Default and during the continuance thereof the Bank has the right to notify (on invoices or otherwise) account debtors and other obligors or payers on any Collateral of its assignment to the Bank, and that all payments thereon should be made directly to the Bank, and that the Bank has full power and authority to collect, compromise, endorse, sell or otherwise deal with the Collateral in its own name or that of the Grantor;

          (b) keep the Collateral in good order and repair at all times (reasonable wear and tear excepted) and immediately notify the Bank of any event causing a material loss or decline in value of the Collateral, and the amount of such loss or depreciation;

          (c) only use or permit the Collateral to be used in all material respects in accordance with applicable federal, state, county and municipal laws and regulations; and

          (d) have and maintain insurance at all times with respect to all Collateral against risks of fire (including so-called extended coverage), theft, sprinkler leakage, and other risks (including risk of flood if any Collateral is maintained at a location in a flood hazard zone) as the Bank may reasonably require, in such form, in such amount, for such period and written by such companies as may be satisfactory to the Bank in its reasonable discretion. Such policies shall expressly provide that the requisite insurance cannot be altered or canceled without at least thirty (30) days prior written notice to the Bank and shall insure the Bank notwithstanding the act or neglect of the Grantor. Upon the Bank's demand, the Grantor shall furnish the Bank with duplicate original policies of insurance or such other evidence of insurance as the Bank may require. In the event of failure to provide insurance as herein provided, the Bank may, at its option, obtain such insurance and the Grantor shall pay to the Bank, on demand, the cost thereof. Proceeds of insurance may be applied by the Bank, upon the occurrence and during the continuance of an Event of Default, to reduce the Obligations or to repair or replace Collateral, all in the Bank's sole discretion.

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6.   [INTENTIONALLY OMITTED].

7.   [INTENTIONALLY OMITTED].

8. FURTHER ASSURANCES. By its signature hereon, the Grantor hereby irrevocably authorizes the Bank to execute (on behalf of the Grantor) and file against the Grantor one or more financing, continuation or amendment statements pursuant to the UCC in form satisfactory to the Bank, and the Grantor will pay the cost of preparing and filing the same in all jurisdictions in which such filing is deemed by the Bank to be necessary or desirable in order to perfect, preserve and protect its security interests. If required by the Bank, the Grantor will execute all documentation necessary for the Bank to obtain and maintain perfection of its security interests in the Collateral. If any Collateral consists of letter of credit rights, electronic chattel paper, deposit accounts or supporting obligations not maintained with the Bank or one of its affiliates, or any securities entitlement, securities account, commodities account, commodities contract or other investment property, then at the Bank's request the Grantor will execute, and will cause the depository institution or securities intermediary upon whose books and records the ownership interest of the Grantor in such Collateral appears, to execute such Pledge Agreements, Notification and Control Agreements or other agreements as the Bank deems necessary in order to perfect, prioritize and protect its security interest in such Collateral, in each case in a form satisfactory to the Bank.

9. EVENTS OF DEFAULT. The Grantor shall, at the Bank's option, be in default under this Agreement upon the happening of any Event of Default as defined in any of the Obligations.

10. REMEDIES. Upon the occurrence of any such Event of Default and at any time thereafter during its continuance, the Bank may declare all Obligations secured hereby immediately due and payable and shall have, in addition to any remedies provided herein or by any applicable law or in equity, all the remedies of a secured party under the UCC. The Bank's remedies in those circumstances include, but are not limited to, the right to (a) peaceably by its own means or with judicial assistance enter the Grantor's premises and take possession of the Collateral without prior notice to the Grantor or the opportunity for a hearing,
(b) render the Collateral unusable, (c) dispose of the Collateral on the Grantor's premises, (d) require the Grantor to assemble the Collateral and make it available to the Bank at a place designated by the Bank, and (e) notify the United States Postal Service to send the Grantor's mail to the Bank. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Bank will give the Grantor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of commercially reasonable notice shall be met if such notice is sent to the Grantor at least thirty (30) days before the time of the intended sale or disposition. Expenses of retaking, holding, preparing for disposition,

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disposing or the like shall include the Bank's reasonable attorneys' fees and legal expenses, incurred or expended by the Bank to enforce any payment due it under this Agreement either as against the Grantor, or in the prosecution or defense of any action, or concerning any matter growing out of or connection with the subject matter of this Agreement and the Collateral pledged hereunder. The Grantor waives all relief from all appraisement or exemption laws now in force or hereafter enacted.

11. POWER OF ATTORNEY. The Grantor does hereby make, constitute and appoint any officer or agent of the Bank as the Grantor's true and lawful attorney-in-fact, with power upon the occurrence and during the continuance of an Event of Default to (a) endorse the name of the Grantor or any of the Grantor's officers or agents upon any notes, checks, drafts, money orders, or other instruments of payment of Grantor or Collateral that may come into the Bank's possession in full or part payment of any Obligations; (b) sue for, compromise, settle and release all claims and disputes with respect to, the Collateral; and (c) sign, for the Grantor, such documentation required by the UCC granting to the Grantor's said attorney full power to do any and all things necessary to be done in and about the premises as fully and effectually as the Grantor might or could do. The Grantor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest, and is irrevocable.

12. PAYMENT OF EXPENSES. At its option, the Bank, if not paid for by the Grantor, may discharge taxes, liens, security interests or such other encumbrances as may attach to the Collateral (that are not Permitted Liens), may pay for required insurance on the Collateral and may pay for the maintenance and preservation of the Collateral, as determined by the Bank to be necessary. The Grantor will reimburse the Bank on demand for any payment so made or any expense incurred by the Bank pursuant to the foregoing authorization, and the Collateral also will secure any advances or payments so made or expenses so incurred by the Bank.

13. NOTICES. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder ("NOTICES") must be in writing and will be effective upon receipt. Notices may be given in any manner to which the parties may separately agree, including electronic mail. Without limiting the foregoing, first-class mail, facsimile transmission and commercial courier service are hereby agreed to as acceptable methods for giving Notices. Regardless of the manner in which provided, Notices may be sent to such address as any party may give to the other for such purpose in accordance with this section.

14. PRESERVATION OF RIGHTS. No delay or omission on the Bank's part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Bank's action or inaction impair any such right or power. The Bank's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies,

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which the Bank may have under other agreements, at law or in equity.

15. ILLEGALITY. If any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, it shall not affect or impair the validity, legality and enforceability of the remaining provisions of this Agreement.

16. CHANGES IN WRITING. No modification, amendment or waiver of, or consent to any departure by the Grantor from, any provision of this Agreement will be effective unless made in a writing signed by the Bank and the Grantor, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Grantor will entitle the Grantor to any other or further notice or demand in the same, similar or other circumstance unless otherwise required by this Agreement or applicable law.

17. ENTIRE AGREEMENT. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

18. COUNTERPARTS. This Agreement may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart. Any party so executing this Agreement by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

19. SUCCESSORS AND ASSIGNS. This Agreement will be binding upon and inure to the benefit of the Grantor and the Bank and their respective heirs, executors, administrators, successors and assigns; PROVIDED, HOWEVER, that the Grantor may not assign this Agreement in whole or in part without the Bank's prior written consent and the Bank at any time may assign this Agreement in whole or in part.

20. INTERPRETATION. In this Agreement, unless the Bank and the Grantor otherwise agree in writing, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word "or" shall be deemed to include "and/or", the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections) or exhibits are to those of this Agreement; and references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited

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by the terms of this Agreement. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. Unless otherwise specified in this Agreement, all accounting terms shall be interpreted and all accounting determinations shall be made in accordance with GAAP. If this Agreement is executed by more than one Grantor, the obligations of such persons or entities will be joint and several.

21. INDEMNITY. The Grantor agrees to indemnify each of the Bank, each legal entity, if any, who controls the Bank and each of their respective directors, officers and employees (the "INDEMNIFIED PARTIES") and to hold each Indemnified Party harmless from and against any and all claims, damages, losses, liabilities and expenses (including all fees and charges of external counsel with whom any Indemnified Party may consult and all expenses of litigation and preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party by any person, entity or governmental authority (including any person or entity claiming derivatively on behalf of the Grantor), in connection with or arising out of or relating to the matters referred to in this Agreement or the Obligations or the use of the proceeds of the Loan, whether (a) arising from or incurred in connection with any breach of a representation, warranty or covenant by the Grantor, or (b) arising out of or resulting from any suit, action, claim, proceeding or governmental investigation, pending or threatened, whether based on statute, regulation or order, or tort, or contract or otherwise, before any court or governmental authority; PROVIDED, HOWEVER, that the foregoing indemnity agreement shall not apply to any claims, damages, losses, liabilities and expenses to the extent attributable to an Indemnified Party's gross negligence or willful misconduct. Each Indemnified Party shall give the Grantor prompt written notice of any claim or litigation for which such Indemnified Party intends to seek indemnity from Grantor. Upon receipt of such notice, Grantor may assume control of the defense of any such claim or litigation. Once Grantor has assumed the defense of any such claim or litigation, Grantor shall not be obligated to indemnify any Indemnified Party for any legal fees or expenses thereafter incurred. The indemnity agreement contained in this Section shall survive the termination of this Agreement, payment of the Obligations and assignment of any rights hereunder. The Indemnified Party may participate at its expense in the defense of any such claim for which the Grantor has assumed the defense.

22. GOVERNING LAW AND JURISDICTION. This Agreement has been delivered to and accepted by the Bank and will be deemed to be made in the State where the Bank's office indicated above is located. THIS AGREEMENT WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE WHERE THE BANK'S OFFICE INDICATED ABOVE IS LOCATED, EXCEPT THAT THE LAWS OF THE STATE WHERE ANY COLLATERAL IS LOCATED (IF DIFFERENT FROM THE STATE WHERE SUCH OFFICE OF THE BANK IS LOCATED) SHALL GOVERN THE CREATION, PERFECTION AND FORECLOSURE OF THE LIENS CREATED HEREUNDER ON SUCH PROPERTY OR ANY INTEREST THEREIN. The Grantor hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in the county or

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judicial district where the Bank's office indicated above is located; provided that nothing contained in this Agreement will prevent the Bank from enforcing any award or judgment against the Grantor or against any security or against any property of the Grantor within any other county, state or other foreign or domestic jurisdiction. The Bank and the Grantor agree that the venue provided above is the most convenient forum for both the Bank and the Grantor. The Grantor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Agreement.

23. WAIVER OF JURY TRIAL. EACH OF THE GRANTOR AND THE BANK IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE GRANTOR AND THE BANK ACKNOWLEDGE THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

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THE GRANTOR ACKNOWLEDGES THAT IT HAS READ AND UNDERSTOOD ALL THE PROVISIONS OF
THIS AGREEMENT, INCLUDING THE WAIVER OF JURY TRIAL, AND HAS BEEN ADVISED BY COUNSEL AS NECESSARY OR APPROPRIATE.

24. TERMINATION. Whenever there are no outstanding Obligations and Bank's lending commitment thereunder has terminated, the Grantor may terminate this Agreement upon five (5) days prior written notice to the Bank.

WITNESS the due execution hereof as a document under seal, as of the date first written above.

                                                     PNC BANK, NATIONAL
                                                     ASSOCIATION

                                                     By: /s/ John K. Easton III
                                                        -----------------------

                                                     SANCHEZ COMPUTER
                                                     ASSOCIATES, INC.

                                                     By: /s/ Todd A. Pittman
                                                        ---------------------

                                                     SANCHEZ SOFTWARE LTD.

                                                     By: /s/ William Clinton
                                                        ---------------------

                                                     SANCHEZ COMPUTER
                                                     ASSOCIATES INTERNATIONAL
                                                     INC.

                                                     By: /s/ Joseph F. Waterman
                                                        -----------------------

                                                     ePROFILE HOLDINGS, INC.

                                                     By: /s/ Carl Sottosanti
                                                        ---------------------

                                                     SANCHEZ DATA
                                                     SYSTEMS, INC.

                                                     By: /s/ Todd A. Pittman
                                                        ---------------------

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